UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-06120

Exact name of registrant as specified in charter:	Aberdeen Israel Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia
Aberdeen Asset Management Inc.
1735 Market Street 32nd Floor
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	800-522-5465

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2016

Item 1 - Reports to Stockholders.

Aberdeen Israel Fund, Inc. (ISL)

Semi-Annual Report
June 30, 2016

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Letter to Shareholders (unaudited)

Dear Shareholder,

We present this Semi-Annual Report which covers the activities of Aberdeen Israel Fund, Inc. (the “Fund”) for the six-month period ended June 30, 2016. The Fund's principal investment objective is to seek long-term capital appreciation by investing primarily in equity securities of Israeli companies.

NAV Total Return Performance

For the six-month period ended June 30, 2016, the total return to shareholders of the Fund, based on net asset value (“NAV”), net of fees, of the Fund was -6.9%, assuming reinvestment of dividends and distributions, versus a return of -6.9%, for the Fund’s benchmark, the Tel Aviv-100 Index1 (“TA-100 Index”). The Fund's total return for the six-month period ended June 30, 2016 is based on the reported NAV on the financial reporting period end.

Share Price Total Return Performance & Discount

For the six-month period ended June 30, 2016, based on market price, the Fund’s total return was -4.1%, assuming reinvestment of dividends and distributions. The Fund’s share price decreased by 4.1% over the six-month period, from $17.26 on December 31, 2015 to $16.55 on June 30, 2016. The Fund’s share price on June 30, 2016 represented a discount of 13.9% to the NAV per share of $19.22 on that date, compared with a discount of 16.4% to the NAV per share of $20.64 on December 31, 2015.

Open Market Repurchase Program

The Fund’s policy is to consider buying back Fund shares on the open market when the Fund trades at a certain discount to the NAV and management believes such repurchases may enhance shareholder value. During the six-month period ended June 30, 2016, the Fund repurchased 35,806 shares. During the fiscal year ended December 31, 2015, the Fund repurchased 35,741 shares.

Portfolio Holdings Disclosure

The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year are included in the Fund’s semi-annual and annual reports to shareholders. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund makes the information on Form N-Q available to shareholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 31 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465; and (ii) on the SEC’s website at http://www.sec.gov.

Unclaimed Share Accounts

Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered “unclaimed property” due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned to the Fund’s transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial adviser or the Fund’s transfer agent will follow the applicable state’s statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund’s transfer agent.

Investor Relations Information

As part of Aberdeen’s commitment to shareholders, we invite you to visit the Fund on the web at www.aberdeenisl.com. From this page, you can view monthly fact sheets, portfolio manager commentary, distribution and performance information, updated daily fact sheets courtesy of Morningstar®, portfolio charting and other timely data.

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Please take a look at Aberdeen’s award-winning Closed-End Fund Talk Channel, where a series of fund manager webcasts and short films are posted. Visit Aberdeen’s Closed-End Fund Talk Channel at www.aberdeen-asset.us/aam.nsf/usclosed/aberdeentv.

1                   The TA-100 Index is a stock market index of the 100 most highly capitalized companies listed on the Tel Aviv Stock Exchange. The index is unmanaged and has been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index. Index performance is not an indication of the performance of the Fund itself. For complete fund performance, please visit aberdeen-asset.us.

Aberdeen Israel Fund, Inc.	1

Letter to Shareholders (unaudited) (concluded)

Contact Us

•                  Visit us: cef.aberdeen-asset.us or www.aberdeenisl.com;

•                  Watch us: www.aberdeen-asset.us/aam.nsf/usclosed/aberdeentv;

•                  Email us: InvestorRelations@aberdeen-asset.com; or

•                  Call us: 1-800-522-5465 (toll free in the U.S.)

Yours sincerely,

/s/ Christian Pittard
Christian Pittard
President

2	Aberdeen Israel Fund, Inc.

Dividend Reinvestment and Direct Stock Purchase Plan (unaudited)

Computershare Trust Company, N.A. (“Computershare”), the Fund’s transfer agent, sponsors and administers a Dividend Reinvestment and Direct Stock Purchase Plan (the “Plan”), which is available to shareholders.

The Plan allows registered stockholders and first-time investors to buy and sell shares and automatically reinvest dividends and capital gains through the transfer agent. This is a cost-effective way to invest in the Fund.

Please note that for both purchases and reinvestment purposes, shares will be purchased in the open market at the current share price and cannot be issued directly by the Fund.

For more information about the Plan and a brochure that includes the terms and conditions of the Plan, please call Computershare at 1-800-647-0584 or visit www.computershare.com/buyaberdeen.

All amounts are U.S. Dollars unless otherwise stated.

Report of the Investment Adviser (unaudited)

Market/economic review

Israeli equities, as measured by the Tel Aviv 100 (TA-100) Index,* declined during the six-month period ended June 30, 2016. Chinese growth concerns persisted at the start of the year and drove a sharp sell-off in markets worldwide. Lingering uncertainty over the timing of the U.S. Federal Reserve’s (Fed’s) next interest-rate hike also unsettled investors. Sentiment improved when other major central banks pledged to remain accommodative and oil prices stabilized. However, the rally started to falter as the UK referendum on its membership in the European Union (EU) drew closer. When Britain unexpectedly decided to quit the EU (“Brexit”), global markets went into a tailspin, with Israeli stocks following in tandem.

On the economic front, domestic consumption remained robust and labor conditions remained healthy. Nevertheless, first-quarter 2016 gross domestic product (GDP) grew only 0.8%, pressured by weak external demand. This marked a sharp slowdown from the 3.1% growth rate in the previous quarter. The shekel’s relative strength also played a part in hurting exports, a point emphasized by the Bank of Israel, which held interest rates unchanged at record lows over the reporting period. The central bank also continued to buy foreign currencies in an effort to keep exports competitive and boost output.

Fund performance review

As discussed in the Letter to Shareholders, the Fund recorded a negative return over the reporting period, but performed in line with its benchmark, the TA-100 Index. Overall positive asset allocation outweighed negative stock selection.

From a sector standpoint, the key contributor to Fund performance was the overweight position in information technology (IT) relative to the benchmark. In our view, the sector has several high-quality companies with good management and sustainable business models that compete globally. Our core IT holdings Ituran Location & Control and Check Point Software were among the top contributors to Fund performance at the stock level. Vehicle tracking company Ituran’s shares were buttressed by the release of strong results driven by profitability improvements in its key markets Israel and Brazil, while Check Point Software continued to report decent quarterly earnings. Another IT software holding, Amdocs, also continued to report positive results.

Elsewhere, Fund performance also benefited from the rally in Osem Investments’ stock price ahead of the conclusion of the minority shareholders buyout by Swiss parent Nestle, which had decided to privatize the company. We exited the Fund’s position in the stock following the completion of the buyout. The holding in Azrieli Group bolstered Fund performance as well. The property group’s office and shopping malls businesses remained robust. The company recently signed major lease agreements for its office developments in Tel Aviv and, at the same time, divested non-core assets, which bolstered its share price.

Conversely, the Fund’s holding in flavors and fragrances manufacturer Frutarom detracted from performance for the reporting period as the shares traded lower on weaker-than-expected results following a period of strong performance. The holding in Rami Levi also weighed

*                   Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index. Index performance is not an indication of the performance of the Fund itself. For complete fund performance, please visit aberdeen-asset.us.

Aberdeen Israel Fund, Inc.	3

Report of the Investment Adviser (unaudited) (concluded)

on Fund performance as the supermarket operator faced margin pressure and higher expenses from its expansion plan. Over-the-counter drugmaker Perrigo’s share price also weakened following the announcement of impairments, a downward guidance revision and management changes. The company announced that President John Hendrickson will replace Joseph Papa as CEO.

We consider absolute return to be of the utmost importance over the long term, and we are benchmark-aware, but not benchmark-driven. We do not equate the quality of a company with either market capitalization size or index membership. Therefore, indices do not necessarily serve as a starting point for our portfolio construction, and we are comfortable taking positions that differ from the benchmark.

Outlook

Following the Brexit vote, we think that caution is likely to dominate trading as investors monitor still-unfolding developments. While the Fund’s underlying holdings have limited direct exposure to the UK, a more pressing concern might be the implications of Brexit on market sentiment as well as political stability within the EU, which could potentially have a negative impact on global economic growth. Given these uncertainties, we believe that major central banks may be compelled to ease monetary policy further if needed, while the U.S. Federal Reserve could be obliged to delay rate hikes, leading the Bank of Israel to follow.

Although Israeli exporters could face further headwinds post-Brexit, the situation remains brighter on the domestic front, in our opinion. Record-low unemployment and rising wages continue to buttress local consumption, while other economic indicators, such as industrial activity, have also been broadly positive, in our opinion. Among the Fund’s holdings, we are encouraged by stabilizing revenues and commendable cost controls. As bottom-up stock-pickers, we stand by our strategy to invest in what we feel are high-quality companies and continue to find opportunities amid attractive valuations, in our view.

Aberdeen Asset Managers Limited

4	Aberdeen Israel Fund, Inc.

Total Investment Return  (unaudited)

The following table summarizes the average annual Fund performance compared to the TA-100 Index, the Fund’s benchmark, for the 1-year, 3-year, 5-year and 10-year periods as of June 30, 2016.

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	-10.7%	6.5%	3.2%	7.0%
Market Value	-12.8%	5.9%	2.3%	6.9%
TA-100 Index	-16.3%	2.2%	-0.8%	5.9%

Aberdeen Asset Managers Limited has entered into a written contract with the Fund to waive fees without which performance would be lower. See Note 3 in the Notes to Financial Statements. This contract aligns with the term of the advisory agreement and may not be terminated prior to the next annual consideration of the advisory agreement. Aberdeen Asset Management Inc. has entered into an agreement with the Fund to limit investor relations services fees, without which performance would be lower. See Note 3 in the Notes to Financial Statements. Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. All return data at NAV includes fees charged to the Fund, which are listed in the Fund’s Statement of Operations under “Expenses”. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE MKT during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. The Fund’s total investment return is based on the reported NAV on the financial reporting period end. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeenisl.com or by calling 800-522-5465.

The annualized net operating expense ratio, excluding fee waivers, based on the six-month period ended June 30, 2016 was 1.76%. The annualized net operating expense ratio, net of fee waivers, based on the six-month period ended June 30, 2016 was 1.54%.

Aberdeen Israel Fund, Inc.	5

Portfolio Summary (unaudited)

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (“GICS”) sectors, expressed as a percentage of net assets. The GICS structure consists of 10 sectors, 24 industry groups, 67 industries and 156 subindustries. An industry classification standard sector can include more than one industry group. As of June 30, 2016, the Fund did not have more than 25% of its assets invested in any industry. The sectors, as classified by GICS Sectors, are comprised of several industries. As of June 30, 2016, the Fund held 94.5%, of its net assets in equities, 4.7% of its net assets in a short-term investment, 0.9% of its net assets in private equities and (0.1)% in liabilities in excess of other assets.

Sector Allocation	As a Percentage of Net Assets
Information Technology*	30.1%
Financials	18.8%
Health Care	18.8%
Materials	10.1%
Consumer Staples	5.0%
Telecommunication Services	4.7%
Industrials	4.7%
Consumer Discretionary	2.3%
Private Equity	0.9%
Short-Term Investments	4.7%
Liabilities in excess of other assets	(0.1)%
100.0%

*                   As of June 30, 2016, the Information Technology sector consisted of four industries: Software, Communications Equipment, Information Technology Services and Internet Software & Services , which represent 17.9%, 7.0%, 4.7% and 0.5%, respectively, of the Fund’s net assets.

Top Ten Equity Holdings (unaudited)

The following were the Fund’s top ten holdings as of June 30, 2016:

Name of Security	As a Percentage of Net Assets
Check Point Software Technologies Ltd.	12.9%
Teva Pharmaceutical Industries Ltd.	10.4%
Perrigo Co. PLC	8.4%
Frutarom Industries Ltd.	8.1%
Ituran Location and Control Ltd.	7.0%
NICE Ltd.	5.0%
Azrieli Group	4.9%
Amdocs Ltd.	4.7%
Bezeq The Israeli Telecommunication Corp. Ltd.	4.7%
Elbit Systems Ltd.	4.7%

6	Aberdeen Israel Fund, Inc.

Portfolio of Investments (unaudited)

As of June 30, 2016

Shares	Description	Value (US$)
LONG-TERM INVESTMENTS—95.4%
COMMON STOCKS—94.5%
ISRAEL—89.8%
AEROSPACE & DEFENSE—4.7%
39,735	Elbit Systems Ltd.(a)	$ 3,598,249
BANKS—13.9%
531,000	Bank Hapoalim BM(a)	2,675,118
703,000	Bank Leumi Le-Israel BM(a)(b)	2,468,346
164,000	First International Bank of Israel Ltd.(a)	2,006,355
308,900	Mizrahi Tefahot Bank Ltd.(a)	3,561,869
		10,711,688
CHEMICALS—10.1%
136,000	Frutarom Industries Ltd.(a)	6,278,671
389,500	Israel Chemicals Ltd.(a)	1,517,521
		7,796,192
COMMUNICATIONS EQUIPMENT—7.0%
236,146	Ituran Location and Control Ltd.	5,358,153
DIVERSIFIED TELECOMMUNICATION SERVICES—4.7%
1,821,000	Bezeq The Israeli Telecommunication Corp. Ltd.(a)	3,607,269
FOOD & STAPLES RETAILING—4.3%
87,316	Rami Levy Chain Stores Hashikma Marketing 2006 Ltd.(a)	3,290,757
FOOD PRODUCTS—0.7%
35,478	Strauss Group Ltd.(a)	557,639
INTERNET SOFTWARE & SERVICES—0.5%
415,000	Matomy Media Group Ltd.(a)(b)	406,915
PHARMACEUTICALS—18.8%
71,000	Perrigo Co. PLC(a)	6,428,282
157,820	Teva Pharmaceutical Industries Ltd.(a)	7,987,305
		14,415,587
REAL ESTATE MANAGEMENT & DEVELOPMENT—4.9%
88,000	Azrieli Group(a)	3,742,138
SOFTWARE—17.9%
124,353	Check Point Software Technologies Ltd.(b)	9,908,447
60,000	NICE Ltd.(a)	3,817,977
		13,726,424
SPECIALTY RETAIL—0.8%
471,494	Golf & Co. Ltd.(a)(b)	591,128
TEXTILES, APPAREL & LUXURY GOODS—1.5%
94,000	Fox Wizel Ltd.(a)	1,184,402
		68,986,541

Aberdeen Israel Fund, Inc.	7

Portfolio of Investments (unaudited) (continued)

As of June 30, 2016

Shares		Description	Value (US$)
LONG-TERM INVESTMENTS (continued)
COMMON STOCKS (continued)
UNITED STATES—4.7%
INFORMATION TECHNOLOGY SERVICES—4.7%
63,000		Amdocs Ltd.	$ 3,636,360
		Total Common Stocks	72,622,901
PRIVATE EQUITY—0.9%
GLOBAL—0.1%
$2,237,292	(c)	Emerging Markets Ventures I, L.P.(a)(b)(d)(e)(f)(g)	49,556
ISRAEL—0.8%
1,250,001	(c)	ABS GE Capital Giza Fund, L.P.(a)(b)(d)(f)(g)	32,475
1,674,588	(c)	BPA Israel Ventures, LLC(a)(b)(d)(e)(f)(g)	196,965
250,440	(c)	Delta Fund I, L.P.(a)(b)(d)(f)(g)	53,569
36,320		Exent Technologies Ltd. Preferred A1 Shares(a)(b)(d)(g)(h)(i)	—
31,152		Exent Technologies Ltd. Preferred C Shares(a)(b)(d)(g)(h)(i)	—
7,858		Exent Technologies Ltd. Warrants A1(a)(b)(d)(g)(h)(i)	—
26		Flash Networds Ltd. Warrants Ordinary(a)(b)(d)(g)(h)(i)	—
23,428		Flash Networks Ltd. Ordinary Shares(a)(b)(d)(g)(h)(i)	16,795
6		Flash Networks Ltd. Series C Preferred(a)(b)(d)(g)(h)(i)	—
11,632		Flash Networks Ltd. Series C-1 Preferred(a)(b)(d)(g)(h)(i)	—
6,763		Flash Networks Ltd. Series D Preferred(a)(b)(d)(g)(h)(i)	—
4,976		Flash Networks Ltd. Series E Preferred(a)(b)(d)(g)(h)(i)	—
11		Flash Networks Ltd. Warrants C(a)(b)(d)(g)(h)(i)	—
1,250,000	(c)	Giza GE Venture Fund III, L.P.(a)(b)(d)(f)(g)	45,488
761,184	(c)	Neurone Ventures II, L.P.(a)(b)(d)(g)(h)	299,450
32,574		Vidyo, Inc. Trust A (Preferred)(a)(b)(d)(g)(h)(j)	—
15,531		Vidyo, Inc. Trust B (Preferred)(a)(b)(d)(g)(h)(j)	—
13,219		Vidyo, Inc. Trust B1 (Preferred)(a)(b)(d)(g)(h)(j)	—
6,864		Vidyo, Inc. Trust C (Preferred)(a)(b)(d)(g)(h)(j)	—
4,150		Vidyo, Inc. Trust C1 (Preferred)(a)(b)(d)(g)(h)(j)	—
1,802		Vidyo, Inc. Trust Common(a)(b)(d)(g)(h)(j)	—
2,713		Vidyo, Inc. Trust D (Preferred)(a)(b)(d)(g)(h)(j)	—
			644,742
		Total Private Equity—0.9% (cost $3,857,824)	694,298
		Total Long-Term Investments—95.4% (cost $50,447,799)	73,317,199

8	Aberdeen Israel Fund, Inc.

Portfolio of Investments (unaudited) (concluded)

As of June 30, 2016

Shares	Description	Value (US$)
SHORT-TERM INVESTMENT—4.7%
$3,646,000

Repurchase Agreement, Fixed Income Clearing Corp., 0.03% dated 06/30/2016, due 07/01/2016 repurchase price $3,646,003, collateralized by U.S. Treasury Note, maturing 05/15/2025; total market value of $3,719,681

		$ 3,646,000
	Total Short-Term Investment—4.7% (cost $3,646,000)	3,646,000
	Total Investments—100.1% (cost $54,093,799)(k)	76,963,199
	Liabilities in Excess of Other Assets—(0.1)%	(106,476)
	Net Assets—100.0%	$76,856,723

(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Fund's Board of Directors. See Note 2(a) of the accompanying Notes to Financial Statements.
(b)	Non-income producing security.
(c)	Represents contributed capital.
(d)	Illiquid security.
(e)	As of June 30, 2016, the aggregate amount of open commitments for the Fund is $888,120.
(f)	In liquidation.
(g)	Restricted security, not readily marketable. See Note 6 of the accompanying Notes to Financial Statements.
(h)	Active investments.
(i)	Exent Technologies Ltd. and Flash Networks Ltd. were securities received from the dissolution of Concord Fund I Liquidating Main Trust. See Note 6 of the accompanying Notes to Financial Statements.
(j)	Vidyo, Inc. Trust was a spinoff from SVE Star Ventures IX. See Note 6 of the accompanying Notes to Financial Statements.
(k)	See accompanying Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.

See Notes to Financial Statements.

Aberdeen Israel Fund, Inc.	9

Statement of Assets and Liabilities (unaudited) As of June 30, 2016

Assets
Investments, at value (cost $50,447,799)	$73,317,199
Repurchase agreement, at value (cost $3,646,000)	3,646,000
Cash	21
Dividends receivable	42,394
Tax reclaim receivable	5,698
Israeli tax refunds receivable (Note 2)	531,387
Total assets	77,542,699
Liabilities
Payable for investments purchased	388,268
Investment advisory fees payable (Note 3)	176,099
Audit fees payable	41,887
Director fees payable	18,914
Administration fees payable (Note 3)	15,999
Investor relations fees payable (Note 3)	9,576
Other accrued expenses	35,233
Total liabilities	685,976

Net Assets	$76,856,723
Composition of Net Assets:
Common stock (par value $.001 per share) (Note 5)	$ 3,998
Paid-in capital in excess of par	49,197,124
Distributions in excess of net investment income	(186,644)
Accumulated net realized gain from investment and foreign currency transactions	4,972,131
Net unrealized appreciation on investments and other assets and liabilities denominated in foreign currencies	22,870,114
Net Assets	$76,856,723
Net asset value per share based on 3,997,999 shares issued and outstanding	$ 19.22

See Notes to Financial Statements.

10	Aberdeen Israel Fund, Inc.

Statement of Operations (unaudited)

For the Six-Month Period Ended June 30, 2016

Net Investment Income

Income
Dividends and other income (net of foreign withholding taxes of $150,259)	$ 534,806
Israeli tax reclaims	59,635
Total Investment Income	594,441

Expenses
Investment advisory fee (Note 3)	430,485
Directors’ fees	58,937
Independent auditors’ fees and expenses	38,195
Custodian’s fees and expenses	37,693
Administration fee (Note 3)	32,027
Investor relations fees and expenses (Note 3)	31,112
Reports to shareholders and proxy solicitation	25,989
Transfer agent’s fees and expenses	13,801
Legal fees and expenses	12,889
Insurance expense	12,787
Miscellaneous	11,804
Total expenses	705,719
Less: Investor relations fee waiver (Note 3)	(10,329)
Less: Investment advisory fee waiver (Note 3)	(80,266)
Net expenses	615,124

Net Investment Loss	(20,683)

Net Realized/Unrealized Gain/(Loss) from Investments and Foreign Currency Transactions:

Net realized gain/(loss) from:
Investment transactions(a)	2,351,003
Foreign currency transactions	(14,623)
2,336,380
Net change in unrealized appreciation/(depreciation) on:
Investments	(8,114,347)
Foreign currency translation	787
(8,113,560)
Net realized and unrealized (loss) from investment and foreign currency related transactions	(5,777,180)
Net Decrease in Net Assets Resulting from Operations	$(5,797,863)

(a) Includes the realized gain portion of distributions from underlying private equity investments of $1,057.

See Notes to Financial Statements.

Aberdeen Israel Fund, Inc.	11

Statements of Changes in Net Assets

	For the Six-Month Period Ended June 30, 2016 (unaudited)	For the Year Ended December 31, 2015
Increase/(Decrease) in Net Assets
Operations:
Net investment income/(loss)	$ (20,683)	$ 47,038
Net realized gain from investment and foreign currency related transactions	2,336,380	3,026,570
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translations	(8,113,560)	2,169,111
Net increase/(decrease) in net assets resulting from operations	(5,797,863)	5,242,719
Common Share Transactions:
Repurchase of common share from open market repurchase program of (35,806 and 35,741 shares, respectively) (Note 7)	(596,820)	(615,927)
Change in net assets from capital transactions	(596,820)	(615,927)
Change in net assets resulting from operations	(6,394,683)	4,626,792
Net Assets:
Beginning of period	83,251,406	78,624,614
End of period (including distributions in excess of net investment income of ($186,644) and ($165,961), respectively)	$76,856,723	$83,251,406

See Notes to Financial Statements.

12	Aberdeen Israel Fund, Inc.

Financial Highlights

	For the Six-Month Period Ended June 30, 2016		For the Fiscal Years Ended December 31,
	(unaudited)		2015		2014		2013	2012	2011
PER SHARE OPERATING PERFORMANCE(a):
Net asset value per common share, beginning of period	$20.64		$19.32		$19.44		$15.49	$14.60	$19.62
Net investment income/(loss)	(0.01)		0.01		0.20		0.24	0.18	0.32
Net realized and unrealized gains/(losses) on investments and foreign currency transactions	(1.43)		1.29		0.22		3.92	1.12	(4.27)
Total from investment operations applicable to common shareholders	(1.44)		1.30		0.42		4.16	1.30	(3.95)
Dividends and distributions to common shareholders from:
Net investment income	–		–		(0.23)		(0.24)	(0.17)	(0.31)
Net realized gains	–		–		(0.38)		(0.02)	(0.24)	(0.76)
Total distributions	–		–		(0.61)		(0.26)	(0.41)	(1.07)
Capital Share Transactions:
Impact of open market repurchase policy (Note 7)	0.02		0.02		0.07		0.05	–	–
Total capital share transactions	0.02		0.02		0.07		0.05	–	–
Net asset value per common share, end of period	$19.22		$20.64		$19.32		$19.44	$15.49	$14.60
Market value, end of period	$16.55		$17.26		$16.60		$16.86	$13.10	$12.75
Total Investment Return Based on(b):
Market value	(4.11%	)	3.98%		2.01%		30.64%	5.82%	(20.88% )
Net asset value	(6.88%	)	6.83%	(c)	2.96%	(c)	27.39%	9.28%	(19.65% )
Ratio to Average Net Assets Applicable to Common Shareholders/Supplementary Data:
Net assets applicable to common shareholders, end of period (000 omitted)	$76,857		$83,251		$78,625		$81,355	$66,085	$62,387
Average net assets applicable to common shareholders (000 omitted)	$80,509		$84,443		$82,185		$73,235	$63,372	$77,324
Net operating expenses, net of fee waivers	1.54%	(d)	1.55%		1.55%		1.55%	1.62%	1.60%
Net operating expenses, excluding fee waivers	1.76%	(d)	1.78%		1.76%		1.76%	1.86%	1.83%
Net investment income/(loss)	(0.05%	)(d)	0.06%		1.02%		1.37%	1.18%	1.75%
Portfolio turnover	11.90%		11.14%		16.19%		5.44%	11.44%	21.89%

(a)	Based on average shares outstanding.
(b)

Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains, and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.

(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns based upon net asset value as reported.

(d)	Annualized.

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Israel Fund, Inc.	13

Notes to Financial Statements (Unaudited)

June 30, 2016

1. Organization

Aberdeen Israel Fund, Inc. (the “Fund”) was incorporated in Maryland on March 6, 1990 and commenced investment operations on October 29, 1992. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified closed-end management investment company. The Fund trades on the NYSE MKT under the ticker symbol “ISL”.

The Fund seeks long-term capital appreciation by investing primarily in equity securities of Israeli companies.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars.

a. Security Valuation:

The Fund values its securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Fund’s valuation and liquidity procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to contract at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider approved by the Fund’s Board of Directors (the “Board”). These valuation factors are used when pricing the Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved and established by the Board. A security that has been fair valued by the Fund’s Pricing Committee may be classified as Level 2 or 3 depending on the nature of the inputs.

The Fund may also invest in private equity private placement securities, which represented 0.9% of the net assets of the Fund as of June 30, 2016. The private equity private placement securities are deemed to be restricted securities. In the absence of readily ascertainable market values, these securities are valued at fair value as determined in good faith by, or under the direction of the Board, pursuant to valuation policies and procedures approved by the Board. The Fund’s estimate of fair value assumes a willing buyer and a willing seller neither of whom are acting under the compulsion to buy or sell. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could differ from the prices originally paid by the Fund or the current carrying values, and the difference could be material. These securities are categorized as Level 3 investments. Level 3 investments have significant unobservable inputs, as they trade infrequently. In determining the fair value of these investments, management uses the market approach which includes as the primary input the capital balance reported; however, adjustments to the reported capital balance may be made based on various factors, including, but not limited to, the attributes of the interest held,

14	Aberdeen Israel Fund, Inc.

Notes to Financial Statements (Unaudited) (continued)

June 30, 2016

including the rights and obligations, and any restrictions or illiquidity of such interests, and the fair value of these private equity investments.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. The three-level hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of June 30, 2016 in valuing the Fund’s investments and other financial instruments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at Value	Level 1	Level 2	Level 3	Total
Long-Term Investments
Communications Equipment	$5,358,153	$–	$–	$5,358,153
Information Technology Services	3,636,360	–	–	3,636,360
Software	9,908,447	3,817,977	–	13,726,424
Other	–	49,901,964	–	49,901,964
Private Equity	–	–	694,297	694,297
Short-Term Investment	–	3,646,000	–	3,646,000
Total	$18,902,960	$57,365,941	$694,297	$76,963,198

Amounts listed as “–” are $0 or round to $0.

For movements between the Levels within the fair value hierarchy, the Fund has adopted a policy of recognizing transfers at the end of each period. The utilization of valuation factors may result in transfers between Level 1 and Level 2. For the six-month period ended June 30, 2016, securities issued by Fox Wizel Ltd., Ituran Location and Control Ltd. and Matomy Media Group Ltd. in the amounts of $1,184,402, $5,358,153 and 406,915, respectively, transferred from Level 1 to Level 2 because there was a valuation factor applied at June 30, 2016. For the six-month period ended June 30, 2016, there were no significant changes to the fair valuation methodologies.

The significant unobservable inputs used in the fair value measurement of the Fund’s private equity holdings are audited financial statements, interim financial statements, capital calls, distributions and the Fund’s pricing committee decisions. These unobservable inputs are used by taking the most recent quarterly valuation statements and adjusting the value using the unobservable inputs mentioned above. Significant increases (decreases) in any of those inputs in isolation would result in a significantly lower (higher) fair value measurement.

	Fair Value at 6/30/16	Valuation Technique	Unobservable Inputs	Range
Private Equity	$694,298	Partner Capital Value/Net Asset Value	Distributions	$0 – 1,057

Aberdeen Israel Fund, Inc.	15

Notes to Financial Statements (Unaudited) (continued)

June 30, 2016

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments, at value	Balance as of 12/31/2015	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Capital Contributed	Distributions/ Sales	Net Transfers in to Level 3	Net Transfers out of Level 3	Balance as of 6/30/16
Private Equity	$735,104	$–	$–	$(41,863)	$–	$1,057	$–	$–	$694,298
Total	$735,104	$–	$–	$(41,863)	$–	$1,057	$–	$–	$694,298

Change in unrealized appreciation/depreciation relating to investments still held at June 30, 2016 is $(35,348).

b. Repurchase Agreements:

The Fund may enter into repurchase agreements under the terms of a Master Repurchase Agreement. It is the Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. Under the Master Repurchase Agreement, if the counterparty defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the counterparty of the repurchase agreement, realization of the collateral by the Fund may be delayed or limited. Repurchase agreements are subject to contractual netting arrangements with the counterparty, Fixed Income Clearing Corp. For additional information on the Fund’s repurchase agreement, see the Portfolio of Investments. The Fund held a repurchase agreement of $3,646,000 as of June 30, 2016. The value of the related collateral exceeded the value of the repurchase agreement at June 30, 2016.

c. Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)           market value of investment securities, other assets and liabilities – at the exchange rates at the current daily rates of exchange; and

(ii)        purchases and sales of investment securities, income and expenses – at the rate of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. Dollar equivalent of the amounts actually received.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

16	Aberdeen Israel Fund, Inc.

Notes to Financial Statements (Unaudited) (continued)

June 30, 2016

d. Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

e. Distributions:

On an annual basis, the Fund intends to distribute its net realized capital gains, if any, by way of a final distribution to be declared during the calendar quarter ending December 31. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for foreign currencies, qualified late-year losses and partnership investments.

f. Federal Income Taxes:

The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended December 31 are subject to such review.

g. Foreign Withholding Tax:

Pursuant to a ruling the Fund received from the Israeli tax authorities, the Fund, subject to certain conditions, will not be subject to Israeli tax on capital gains derived from the sale of securities listed on the Tel Aviv Stock Exchange (“TASE”). Gains derived from Israeli securities not listed on TASE (unlisted securities) will be subject to a 25% Israeli tax, provided the security is an approved investment. Generally, stock of corporations that produce a product or provide a service that supports the infrastructure of Israel are considered approved investments. Any gains sourced to unlisted unapproved securities are subject to a 40% Israeli tax and an inflationary tax. For the six-month period ended June 30, 2016, the Fund did not incur any Israeli capital gains taxes.

Dividends derived from listed or approved Israeli securities are subject to a 20% withholding tax, while dividends from unlisted or unapproved securities are subject to a 25% withholding tax. The Fund accrued for a refund of a portion of these amounts withheld. Interest on debt obligations (whether listed or not) is subject to withholding tax of 25% to 35%. Withholding taxes are accrued when the related income is earned in an amount management believes is ultimately payable after any reclaims of taxes withheld. As of June 30, 2016, the Fund has filed the necessary returns with the Israel tax authority to reclaim a portion of the withholding taxes as previously paid in the amount $531,387 as noted in the Statement of Assets and Liabilities.

h. Partnership Accounting Policy:

The Fund records its pro-rata share of the income/(loss) and capital gains/(losses) allocated from the private equity investments, which are classified as partnerships, and adjusts the cost of the underlying partnerships accordingly. These amounts are included in the Fund’s Statement of Operations.

3. Agreements and Transactions with Affiliates

a. Investment Adviser:

Aberdeen Asset Managers Limited (“AAML” or the “Adviser”) serves as the Fund’s investment adviser with respect to all investments. AAML is a direct wholly-owned subsidiary of Aberdeen Asset Management PLC. AAML receives as compensation for its advisory services from the Fund, an annual fee, calculated weekly and paid quarterly, equal to 1.30% of the first $50 million of the Fund’s average weekly market value or net assets (whichever is lower), 1.25% on amounts from $50-$100 million, 1.20% on amounts from $100-$150 million, 1.15% on amounts from $150-$200 million and 1.05% on amounts above $200 million. AAML has agreed to contractually waive 0.24% of its annual advisory fee in an advisory fee waiver agreement (“Waiver Agreement”). The Waiver Agreement is subject to approval by the Adviser and the Fund’s Board. For the six-month period ended June 30, 2016, AAML earned $430,485 for advisory services, of which AAML waived $80,266.

b. Fund Administration:

Aberdeen Asset Management Inc. (“AAMI”), an affiliate of the Adviser, is the Fund’s administrator, pursuant to an Administration Agreement under which AAMI receives a fee from the Fund, computed monthly and payable quarterly, at an annual fee rate of 0.08% of the Fund’s average net monthly assets. For the six-month period ended June 30, 2016, AAMI earned $32,027 from the Fund for administration fees.

Aberdeen Israel Fund, Inc.	17

Notes to Financial Statements (Unaudited) (continued)

June 30, 2016

c. Investor Relations:

Under the terms of the Investor Relations Services Agreement, AAMI provides and pays third parties to provide investor relations services to the Fund and certain other funds advised by AAML or its affiliates as part of an Investor Relations Program. Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the “Fund’s Portion”). However, investor relations services fees are capped by AAMI so that the Fund will only pay up to an annual rate of 0.05% of the Fund’s average weekly net assets. Any difference between the capped rate of 0.05% of the Fund’s average weekly net assets and the Fund’s Portion is paid for by AAMI.

Pursuant to the terms of the Investor Relations Services Agreement, AAMI provides, among other things, objective and timely information to shareholders based on publicly-available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

During the six-month period ended June 30, 2016, the Fund incurred investor relations fees of approximately $31,112, of which AAMI waived $10,329. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

d. Directors’ Purchase Plan:

Fifty percent (50%) of the annual retainer of the Independent Directors is invested in Fund shares and, at the option of each Independent Director, 100% of the annual retainer can be invested in shares of the Fund. During the six-month period ended June 30, 2016, 1,161 shares were purchased pursuant to the Directors compensation plan. As of June 30, 2016, the Directors as a group owned less than 1% of the Fund’s outstanding shares.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the six-month period ended June 30, 2016, were $9,263,075 and $11,444,593, respectively.

5. Capital

The authorized capital of the Fund is 100 million shares of $0.001 par value common stock. As of June 30, 2016, there were 3,997,999 shares of common stock issued and outstanding.

6. Private Equity Investments

Certain of the Fund’s investments, listed in the chart below, are restricted as to resale and are valued at fair value as determined in good faith by, or under the direction of, the Board under procedures established by the Board in the absence of readily ascertainable market values.

Security(1)	Acquisition Date(s)	Cost	Fair Value At 6/30/16	Percent of Net Assets	Cumulative Distributions Received	Open Commitments(2)

ABS GE Capital Giza Fund, L.P.	02/03/98 – 02/13/02	$985,303	$32,475	0.04	$1,660,765	$–
BPA Israel Ventures, LLC	10/05/00 – 12/09/05	929,845	196,965	0.26	327,976	625,412
Delta Fund I, L.P.	11/15/00 – 03/28/07	89,240	53,569	0.07	339,118	–
Emerging Markets Ventures I, L.P.	01/22/98 – 01/10/06	762,340	49,556	0.06	2,573,955	262,708
Exent Technologies Ltd. Preferred A1 Shares(4)	11/29/15	59,400	–	–	–	–
Exent Technologies Ltd. Preferred C Shares(4)	11/29/15	–	–	–	–	–
Exent Technologies Ltd. Warrants A1(4)	11/29/15	–	–	–	–	–

18	Aberdeen Israel Fund, Inc.

Notes to Financial Statements (Unaudited) (continued)

June 30, 2016

Security(1)	Acquisition Date(s)	Cost	Fair Value At 6/30/16	Percent of Net Assets	Cumulative Distributions Received	Open Commitments(2)

Flash Networks Ltd. Ordinary Shares(4)	11/29/15	$54,613	$16,795	0.02	$–	$–
Flash Networds Ltd. Warrants Ordinary(4)	11/29/15	–	–	–	–	–
Flash Networks Ltd. Series C Preferred(4)	11/29/15	–	–	–	–	–
Flash Networks Ltd. Series C-1 Preferred(4)	11/29/15	–	–	–	–	–
Flash Networks Ltd. Series D Preferred(4)	11/29/15	–	–	–	–	–
Flash Networks Ltd. Series E Preferred(4)	11/29/15	–	–	–	–	–
Flash Networks Ltd. Warrants C(4)	11/29/15	–	–	–	–	–
Giza GE Venture Fund III, L.P.	01/31/00 – 11/23/06	790,786	45,488	0.06	372,474	–
Neurone Ventures II, L.P.	11/24/00 – 12/21/10	115,997	299,450	0.39	533,564	–
Vidyo, Inc. Trust A (Preferred)(3)	11/22/13	29,796	–	–	–	–
Vidyo, Inc. Trust B (Preferred)(3)	11/22/13	14,207	–	–	–	–
Vidyo, Inc. Trust B1 (Preferred)(3)	11/22/13	12,092	–	–	–	–
Vidyo, Inc. Trust C (Preferred)(3)	11/22/13	6,279	–	–	–	–
Vidyo, Inc. Trust C1 (Preferred)(3)	11/22/13	3,796	–	–	–	–
Vidyo, Inc. Trust Common(3)	11/22/13	1,648	–	–	–	–
Vidyo, Inc. Trust D (Preferred)(3)	11/22/13	2,482	–	–	–	–
Total		$3,857,824	$694,298	0.90	$5,807,852	$888,120

(1)

Neurone Ventures II, L.P., Exent Technologies Ltd., Flash Networks Ltd. and Vidyo, Inc. Trust are still considered active investments by the Fund’s Adviser. ABS GE Capital Giza Fund, L.P., BPA Israel Ventures, LLC, Delta Fund I, L.P., Emerging Markets Ventures I, L.P. and Giza GE Venture Fund III, L.P are in liquidation.

(2)	The open commitments are unlikely to be called.

(3)

Vidyo, Inc. Trust was a spinoff from SVE Star Ventures IX. SVE Star Ventures IX reached the end of its term in 2012 and accordingly, its entire portfolio was sold in a secondary transaction which closed on December 24, 2012. During the secondary transaction, the Fund’s pro rata holdings in Vidyo (and its affiliate Delta Vidyo) were excluded from the transaction, placed in trust and considered as a distribution-in-kind.

(4)	Exent Technologies Ltd. and Flash Networks Ltd. were securities received from the dissolution of Concord Fund I Liquidating Main Trust.

The Fund may incur certain costs in connection with the disposition of the above securities.

7. Open Market Repurchase Program

The Board authorized, but does not require, Fund management to make open market purchases from time to time in an amount up to 10% of the Fund’s outstanding shares, in accordance with Rule 10b-18 under the Securities Exchange Act of 1934, as amended, and other applicable federal securities laws. Such purchases may be made when, in the reasonable judgment of Fund management, such repurchases may enhance shareholder value. The Fund reports repurchase activity on

Aberdeen Israel Fund, Inc.	19

Notes to Financial Statements (Unaudited) (concluded)

June 30, 2016

the Fund’s website on a monthly basis. For the six-month period ended June 30, 2016, the Fund repurchased 35,806 shares through this program. During the fiscal year ended December 31, 2015, the Fund repurchased 35,741 shares.

8. Portfolio Investment Risks

a. Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

b. Risks Associated with Israeli Markets:

Investments in Israel may involve certain considerations and risks not typically associated with investments in the United States, including the possibility of future political and economic developments and the level of Israeli governmental supervision and regulation of its securities markets. The Israeli securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited.

c. Risks Associated with Restricted Securities:

The Fund, subject to local investment limitations, may invest up to 30% of its assets (at the time of commitment) in illiquid equity securities, including securities of private equity funds (whether in corporate or partnership form) that invest primarily in emerging markets. When investing through another investment fund, the Fund will bear its proportionate share of the expenses incurred by that underlying fund, including management fees. Such securities are expected to be illiquid and may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the private equity funds may take longer to liquidate than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be substantially less than those originally paid by the Fund or the current carrying values and these differences could be material. Further, companies whose securities are not publicly traded may not be subject to the disclosures and other investor protection requirements applicable to companies whose securities are publicly traded.

d. Sector Risk:

To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

9. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

10. Tax Information

The U.S. federal income tax basis of the Fund’s investments and the net unrealized appreciation as of June 30, 2016 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$54,093,799	$29,955,104	$(7,085,704)	$22,869,400

11. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures or adjustments were required to the financial statements as of June 30, 2016.

20	Aberdeen Israel Fund, Inc.

Supplemental Information (unaudited)

Results of Annual Meeting of Shareholders

The Annual Meeting of Shareholders was held on March 24, 2016 at AAMI’s offices at 1735 Market Street, 32nd Floor, Philadelphia, PA 19103. The description of the proposal and number of shares voted at the meeting are as follows:

1. To elect one director to serve as a Class I director for a three year term until his successor is duly elected and qualified:

	Votes For	Votes Against	Abstain
Lawrence J. Fox	3,307,968	77,213	32,968

Directors whose term of office continued beyond the meeting are as follows: Enrique R. Arzac, James J. Cattano, and Steven N. Rappaport.

Aberdeen Israel Fund, Inc.	21

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Corporate Information

Directors

Enrique R. Arzac, Chairman

James J. Cattano

Lawrence J. Fox

Steven N. Rappaport

Officers

Christian Pittard, President

Jeffrey Cotton, Vice President and Chief Compliance Officer

Andrea Melia, Treasurer and Chief Financial Officer

Megan Kennedy, Vice President and Secretary

Alan Goodson, Vice President

Bev Hendry, Vice President

Joanne Irvine, Vice President

Devan Kaloo, Vice President

Jennifer Nichols, Vice President

Nick Robinson, Vice President

Lucia Sitar, Vice President

Hugh Young, Vice President

Sharon Ferrari, Assistant Treasurer

Heather Hasson, Assistant Secretary

Investment Adviser

Aberdeen Asset Managers Limited
Bow Bells House
1 Bread Street
London, United Kingdom
EC4M 9HH

Administrator

Aberdeen Asset Management Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Custodian

State Street Bank and Trust Company
1 Iron Street 5th Floor
Boston, MA 02210

Transfer Agent

Computershare Trust Company, N.A.
P.O. Box 30170
College Station, TX 77842-3170

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
2001 Market Street
Philadelphia, PA 19103

Legal Counsel

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, NY 10019

Investor Relations

Aberdeen Asset Management Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103
1-800-522-5465
InvestorRelations@aberdeen-asset.com

Aberdeen Asset Managers Limited

The accompanying Financial Statements as of June 30, 2016, were not audited and accordingly, no opinion is expressed therein.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Israel Fund, Inc. are traded on the NYSE MKT Exchange under the symbol “ISL”. Information about the Fund’s net asset value and market price is available at www.aberdeenisl.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Israel Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

Closed-end funds are traded on the secondary market through one of the stock exchanges. The Fund’s investment return and principal value will fluctuate so that an investor’s shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (a premium) or below (a discount) the net asset value (NAV) of the fund’s portfolio. There is no assurance that the Fund will achieve its investment objective. Past performance does not guarantee future results. Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks. These risks may be enhanced in emerging market countries. Concentrating investments in the Asia-Pacific region subjects the fund to more volatility and greater risk of loss than geographically diverse funds.

Aberdeen Asset Management (AAM) is the marketing name for the following affiliated, registered investment advisers: Aberdeen Asset Management Inc., Aberdeen Asset Managers Ltd, Aberdeen Asset Management Ltd, Aberdeen Asset Management Asia Ltd and Aberdeen Capital Management, LLC. Excluding Aberdeen Capital Management LLC, each of these advisers are wholly owned by Aberdeen Asset Management PLC. Aberdeen Capital Management LLC is a wholly-owned subsidiary of Aberdeen Asset Management Inc. “Aberdeen” is a U.S. registered service mark of Aberdeen Asset Management PLC.

ISL-SEMI-ANNUAL

Item 2 - Code of Ethics.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 3 - Audit Committee Financial Expert.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 4 - Principal Accountant Fees and Services.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 5 –          Audit Committee of Listed Registrants.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 6 - Schedule of Investments.

(a) Included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies.

(a)   Not applicable to semi-annual report on Form N-CSR.

(b) During the period ended June 30, 2016, there was a change to the Portfolio Managers identified in the Registrant’s Annual Report on Form N-CSR filed on March 4, 2016.

(a)(1) The information in the table below is as of September 2, 2016.

Individual & Position	Services Rendered	Past Business Experience
William Scholes Investment Manager	Responsible for global emerging market equity portfolio management; took over day-to-day operations from Susan McDonald. He joins Devan Kaloo, Joanne Irvine, Mark Gordon-James and Stephen Parr.

Currently, an Investment Manager on the Global Emerging Markets Equity Team. Mr. Scholes joined Aberdeen in 2009 on the graduate rotation scheme. He graduated with a BA (Hons) in Modern and Medieval Languages from Magdalen College, Oxford and is a CFA Charterholder.

(a)(2)  The information in the table below is as of June 30, 2016.

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets ($M)	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance ($M)
William Scholes	Registered Investment Companies	12	$9,815.10	0	$0
	Pooled Investment Vehicles	27	$16,350.98	0	$0
	Other Accounts	58	$15,271.47	5	$1,420.38

Total assets are as of June 30, 2016 and have been translated to U.S. dollars at a rate of £1.00 = $1.34.

In accordance with legal requirements in the various jurisdictions in which they operate, and their own Conflicts of Interest policies, all subsidiaries of Aberdeen Asset Management PLC, (together Aberdeen), have in place arrangements to identify and manage Conflicts of Interest that may arise between them and their clients or between their different clients. Where Aberdeen does not consider that these arrangements are sufficient to manage a particular conflict, it will inform the relevant client(s) of the nature of the conflict so that the client(s) may decide how to proceed.

The portfolio managers’ management of “other accounts”, including (1) mutual funds; (2) other pooled investment vehicles; and (3) other accounts that may pay advisory fees that are based on account performance (“performance-based fees”), may give rise to potential conflicts of interest in connection with their management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as a Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, Aberdeen believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, Aberdeen has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance of the portfolio held by that account. The existence of such performance-based fees may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for a Fund also may be appropriate for other investment accounts managed by Aberdeen or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, Aberdeen may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to a Fund from time to time, it is the opinion of Aberdeen that the benefits from the Aberdeen organization outweigh any disadvantage that may arise from exposure to simultaneous transactions. Aberdeen has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

(a)(3)

Aberdeen Asset Management PLC’s (“Aberdeen”) remuneration policies are designed to support its business strategy as a leading international asset manager.  The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for Aberdeen’s clients and shareholders.   Aberdeen operates in a highly competitive

international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

Aberdeen’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme.  The aggregate value of awards in any year is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards, which are payable to all members of staff are determined by a rigorous assessment of achievement against defined objectives.

A long-term incentive plan for key staff and senior employees comprises of a mixture of cash and deferred shares in Aberdeen PLC or select Aberdeen funds (where applicable).  Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

Aberdeen’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is generally to reflect inflation and is applied in a manner consistent with other Aberdeen employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

Aberdeen’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme.  The Remuneration Committee of Aberdeen determines the key performance indicators that will be applied in considering the overall size of the bonus pool.  In line with practice amongst other asset management companies, individual bonuses are not subject to an absolute cap.  However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

Aberdeen has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with Aberdeen’s sustained performance and, in respect of the deferral into funds, managed by Aberdeen, to align the interest of asset managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to Aberdeen, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, Aberdeen takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations.  To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts the team manages.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process.  A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, Aberdeen also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes.  Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen environment.  Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen’s dynamic compliance monitoring system.

(a)(4)

Individual	Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of June 30, 2016
William Scholes	None

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs [1]	(d) Maximum Number of Shares That May Yet Be Purchased Under the Plans or Programs [1]
January 1, 2016 through January 31, 2016	None	None	None	188,383
February 1, 2016 through February 29, 2016	6,100	$16.13	6,100	182,283
March 1, 2016 through March 31, 2016	493	$16.66	493	181,790
April 1, 2016 through April 30, 2016	1,280	$17.03	1,280	180,510
May 1, 2016 through May 31, 2016	6,900	$16.74	6,900	173,610
June 1, 2016 through June 30, 2016	21,033	$16.75	21,033	152,577
Total	35,806	$16.65	35,806	-

1 The program was authorized on December 6, 2011.  The program authorizes management to make open market purchases from time to time in an amount up to 10% of the Fund’s outstanding shares. Such purchases may be made when, in the reasonable judgment of Fund management, such repurchases may enhance shareholder value.

Item 10 - Submission of Matters to a Vote of Security Holders.

During the period ended June 30, 2016, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11 - Controls and Procedures.

(a)         The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 - Exhibits.

(a)(1)	Not applicable.

(a)(2)	The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)	Not applicable.

(b)	The certifications pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Israel Fund, Inc.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Israel Fund, Inc.

Date: September 2, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Israel Fund, Inc.

Date: September 2, 2016

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of
Aberdeen Israel Fund, Inc.

Date: September 2, 2016